Exhibit 10.33

Pepco Holdings, Inc.

Executive and Director Deferred Compensation Plan

2012 Plan Year Salary Election Form – Executive

Please complete and sign this form and send it to the attention of Ned Dove – Rm. 4025 at Edison Place.

Personal Information

Last	First	Middle

Social Security Number	E-mail Address

I elect to participate in the Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan (the” Plan”) with respect to the time period January 1, 2012 to December 31, 2012. I understand the general provisions of the Plan. I further understand that with respect to the deferral election I have made herein, notwithstanding the terms of the Plan, the following shall apply:

1.	I can only receive the deferrals elected herein in accordance with my election below or, in the case of death or an unforeseen financial emergency; and

2.	I further understand that if I meet the definition of “Specified Employee” under the applicable provisions of the Internal Revenue Code, notwithstanding my election herein, the earliest I can receive my compensation deferred herein that is payable upon a separation from service is six (6) months after my separation from service; and

3.	I cannot change the time or form of my deferral made herein unless

a.	such revised election is not effective for 12 months after it is made;

b.	such revised election if made for a distribution at a specified time is made at least 12 months prior to the first scheduled payment; and

c.	an election to delay a distribution must be for a period of at least five years.

Deferral Election* – Base Salary

Please select all that apply.

☐ Defer Evenly Throughout the Year (no matching credits)	I hereby elect to defer % of my Base Salary paid each pay period in 2012. I understand that none of my deferrals under this deferral option will be credited with matching contributions.

☐ Defer to Obtain Missed Matching Contributions in 401(k) Plan

I hereby elect to defer 6% of my Base Salary to the extent (if any) that my Base Salary exceeds $250,000. My deferrals under this option will be matched with credits in my Plan account based on the matching contribution formula in the 401(k) plan in which I participate.

I understand that this deferral option is intended to provide an amount of deferrals necessary to obtain matching contributions that the Internal Revenue Code prevents from being made under the 401(k) plan. However, my deferrals under this deferral option will be made without regard to any election I actually make (or do not make) under the

401(k) Plan.

☐ Non-Participation	I elect not to defer any portion of my Base Salary in the 2012 Plan Year.

Page 1 of 3	Form continued on next page PHI-12/11-B

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

2012 Plan Year Salary Election Form – Executive

Benefit Payout Election

I elect to have the above-referenced deferred amounts paid to me (check one):

☐ (i) on the first day of the month following my separation from service.

☐ (ii) on January 31 of the calendar year following my separation from service.

☐ (iii) on January 31 of the calendar year following the later of my attainment of age              or separation from service.

☐ (iv) on January 31 of              (Note: The designated year may not be earlier than 2015).

Manner of Payment

Benefits deferred under the Plan shall be paid to me (or, if applicable, my beneficiary) in the following manner (check one). Note that recent changes to the tax law may require that payments to an executive who is a “Key Employee” be delayed for a period of six (6) months following the executive’s termination of employment:

☐ a lump sum.

☐ annual installments over             (2-15) years.

☐ monthly installments over             (24-180) months.

I further recognize that nothing contained herein or in the Plan shall be construed as a contract of employment between me and Pepco Holdings, Inc., as a right to continue employment or as a limitation of Pepco Holdings, lnc.’s right of discharge. In addition, Pepco Holdings, Inc. and its subsidiaries reserve the right to amend or terminate its employee benefit plans, including this Plan, at any time, subject to the terms of those plans.

I understand that if I die during active service, my beneficiary shall receive an amount equal to two times my account balance resulting from deferrals under this agreement.

*You may subsequently elect to change your distribution election for the retirement benefit; provided, however, that any such election will be subject to the fallowing requirements: (i) the change shall not take effect until at least 12 months after the date on which the election is made; (ii) the new benefit distribution date for the retirement benefit shall be five years after the benefit distribution date that otherwise would have been applicable to such benefit; and (iii) the election must be made at least 12 months prior to the benefit distribution date that otherwise would have been applicable to the retirement benefit. Please note that if the Committee determines such election to be inconsistent with applicable tax law, the election will not be effective.

Page 2 of 3	Form continued on next page PHI-12/11-B

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

2012 Plan Year Salary Election Form – Executive

Asset Allocation Election

I elect to allocate my new deferrals to the following Measurement Funds (percentage total must equal 100%):

Prudential Conservative Balanced	%

Prudential Flexible Managed	%

Prudential Money Market	%

Prudential Government Income	%

Prudential Diversified Bond	%

Prudential High Yield Bond	%

American Century VP Value	%

Prudential Value	%

Prudential Stock Index	%

Prudential Equity	%

Prudential Jennison	%

Janus Aspen Janus Portfolio	%

MFS Emerging Growth	%

Prudential Small Capitalization Stock	%

Prudential Global	%

T. Rowe Price International Stock	%

Prudential Natural Resources	%

Prime Rate Fund	%

Total	100%

Please note that these elections affect future deferrals only. To change your current allocations, please log onto your account at plandestination.com.

Acknowledged & Accepted (Please Sign Below)

Signature of Participant	Date

Signature of Committee Member	Date

Page 3 of 3	PHI-12/11-B

Pepco Holdings, Inc.

Executive and Director Deferred Compensation Plan

Salary Beneficiary Designation – Executive

Please complete and sign this form and send it to the attention of Ned Dove – Rm. 4025 at Edison Place.

Personal Information

Last	First	Middle	Social Security Number

I hereby designate the following Beneficiary(ies) to receive any benefit payable under the Plan by reason of my death, as provided in the Plan document.

Primary Beneficiary(ies) (Whole percentages only and must total 100%)

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Contingent Beneficiary(ies) (Whole percentages only and must total 100%)

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Form continued on next page
Page 1 of 2	PHI-12/11-C

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

Salary Beneficiary Designation – Executive

Spousal Consent

I,                     , am the spouse of                      . I acknowledge that my spouse has named someone other than me as a Primary Beneficiary of the survivor benefit under the Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan, and I hereby approve of that designation. I agree that the designation shall be binding upon me with the same effect as if I had personally executed said designation.

Signature of Spouse	Date

☐	Check the box if you are not married and thus the “Spousal Consent” does not apply.

Please Sign Below

This Beneficiary Designation Form is effective until the participant files another such designation.

Signature of Participant	Date

Form continued on next page
Page 5 of 3	PHI-12/11-D

Pepco Holdings, Inc.

Executive and Director Deferred Compensation Plan

2012 Plan Year Incentive Compensation Election Form – Executive

Please complete and sign this form and send it to the attention of Ned Dove – Rm. 4025 at Edison Place.

Personal Information – the “Participant”

Last	First	Middle

Social Security Number	E-mail Address

This agreement is made by and between (the “Participant”) and Pepco Holdings, Inc. (the “Company”).

The parties agree to and acknowledge the following:

The Participant has been designated as a Participant on the Pepco Holdings, Inc.’s Executive Incentive Compensation Plan for the 2012 Plan Year, has received a copy of the Plan and is familiar with the terms and conditions of the Plan, all of which are hereby incorporated into this agreement.

Deferral Election – Incentive Compensation

In the event that an incentive award becomes payable to the Participant for the 2012 Plan Year, the Participant hereby irrevocably elects:

☐ that             % of the award is paid in a lump sum upon determination of the award.

☐ that             % of the award is deferred.

Form continued on next page
Page 6 of 3	PHI-12/11-D

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

2012 Plan Year Incentive Compensation Election Form – Executive

Benefit Payout Election

I elect to have the above-referenced deferred amounts paid to me (check one):

☐ (i) on the first day of the month following my separation from service.

☐ (ii) on January 31 of the calendar year following my separation from service.

☐ (iii) on January 31 of the calendar year following the later of my attainment of age                     or separation from service.

☐ (iv) on January 31 of                      (Note: The designated year may not be earlier than 2015).

Manner of Payment

Benefits deferred under the Plan shall be paid to me (or, if applicable, my beneficiary) in the following manner (check one). Note that recent changes to the tax law may require that payments to an executive who is a “Key Employee” be delayed for a period of six (6) months following the executive’s termination of employment:

☐ a lump sum.

☐ annual installments over              (2-15) years.

☐ monthly installments over              (24-180) months.

I further recognize that nothing contained herein or in the Plan shall be construed as a contract of employment between me and Pepco Holdings, Inc., as a right to continue employment or as a limitation of Pepco Holdings, Inc.’s right of discharge.

I understand that if I die during active service, my beneficiary shall receive an amount equal to two times my account balance resulting from deferrals under this agreement.

*You may subsequently elect to change your distribution election for the retirement benefit; provided, however, that any such election will be subject to the following requirements: (i) the change shall not take effect until at least 12 months after the date on which the election is made; (ii) the new benefit distribution date for the retirement benefit shall be five years after the benefit distribution date that otherwise would have been applicable to such benefit; and (iii) the election must be made at least 12 months prior to the benefit distribution date that otherwise would have been applicable to the retirement benefit. Please note that if the Committee determines such election to be inconsistent with applicable tax law, the election will not be effective.

Form continued on next page
Page 7 of 3	PHI-12/11-D

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

2012 Plan Year Incentive Compensation Election Form – Executive

Asset Allocation Election

I elect to allocate my new deferrals to the following Measurement Funds (percentage total must equal 100%):

Prudential Conservative Balanced	%

Prudential Flexible Managed	%

Prudential Money Market	%

Prudential Government Income	%

Prudential Diversified Bond	%

Prudential High Yield Bond	%

American Century VP Value	%

Prudential Value	%

Prudential Stock Index	%

Prudential Equity	%

Prudential Jennison	%

Janus Aspen Janus Portfolio	%

MFS Emerging Growth	%

Prudential Small Capitalization Stock	%

Prudential Global	%

T. Rowe Price International Stock	%

Prudential Natural Resources	%

Prime Rate Fund	%

Total	100%

Please note that these elections affect future deferrals only. To change your current allocations, please log onto your account at plandestination.com.

Acknowledged & Accepted (Please Sign Below)

Signature of Participant	Date

Signature of Committee Member	Date

Page 3 of 3	PHI-12/11-D

Pepco Holdings, Inc.

Executive and Director Deferred Compensation Plan

Incentive Compensation Beneficiary Designation – Executive

Please complete and sign this form and send it to the attention of Ned Dove – Rm. 4025 at Edison Place.

Personal Information

Last	First	Middle	Social Security Number

I hereby designate the following Beneficiary(ies) to receive any benefit payable under the Plan by reason of my death, as provided in the Plan document.

Primary Beneficiary(ies) (Whole percentages only and must total 100%)

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Contingent Beneficiary(ies) (Whole percentages only and must total 100%)

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Beneficiary Name	Percentage

Relationship to Participant	Social Security Number

Form continued on next page
Page 1 of 2	PHI-12/11-E

Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan

Incentive Compensation Beneficiary Designation – Executive

Spousal Consent

I,                          , am the spouse of                         . I acknowledge that my spouse has named someone other than me as a Primary Beneficiary of the survivor benefit under the Pepco Holdings, Inc. Executive and Director Deferred Compensation Plan, and I hereby approve of that designation. I agree that the designation shall be binding upon me with the same effect as if I had personally executed said designation.

Signature of Spouse	Date

☐ Check the box if you are not married and thus the “Spousal Consent” does not apply.

Please Sign Below

This Beneficiary Designation Form is effective until the participant files another such designation.

Signature of Participant	Date

Page 2 of 2	PHI-12/11-C